SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        -----------------------------

                                  FORM 8-K



                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):     February 6, 2003
                                                 ---------------------------



                           EAGLE SUPPLY GROUP, INC.
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           (Exact Name of Registrant as Specified in its Charter)




         Delaware                         000-25423             13-3889248
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(State or Other Jurisdiction      (Commission File Number)    (IRS Employer
        Incorporation)                                        Identification
                                                                 Number)


122 East 42nd Street, Suite 1618, New York, NY                    10168
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  (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:           (212) 986-6190
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Item 5.  Other Events.

     On February 6, 2003, Eagle Supply Group, Inc. (the "Company") entered into a Securities Purchase Agreement ("Securities Purchase Agreement") with James E. Helzer, the President, the Chief Operating Officer, and a director of the Company, to sell 1,000,000 shares of the Company's common stock, $0.0001 par value per share (the "Common Stock"), and warrants to purchase up to 1,000,000 shares of Common Stock (the "Warrants") in a private placement transaction for gross proceeds to the Company, prior to the deduction of fees and expenses, of $1,000,000.

     The Warrants are exercisable for five years following their issuance at an exercise price of $1.50 per share. The exercise price and the number of shares of Common Stock issuable upon the exercise of the Warrants ("Warrant Shares") are both subject to typical anti-dilution provisions as well as a provision providing for an adjustment to the exercise price of the Warrants in the event that the Company enters into certain sales transactions in which the Common Stock is sold at a price below the current exercise price of the Warrants. In addition, pursuant to the terms of the Securities Purchase Agreement, commencing on August 6, 2003, Mr. Helzer is entitled to demand the filing of one Registration Statement on a Form S-3 Registration Statement with the Securities and Exchange Commission to register an aggregate of up to 2,000,000 shares of Common Stock (subject to the anti-dilution provisions) consisting of the Common Stock and the Warrant Shares issuable pursuant to the private placement offering.

     The board of directors ("Board of Directors") of the Company approved the private placement offering on January 27, 2003 pursuant to the affirmative vote of a majority of the members of the Board of Directors who do not have an interest in the transaction. In determining to approve the transaction, the Board of Directors considered many factors, including but not limited to, the Company's anticipated working capital needs, sources of funds available to the Company, and the opinion of each of Robert T. Kirk, financial consultant ("Kirk Fairness Opinion"), and Soroban, Inc., a financial advisory firm (the "Soroban Fairness Opinion"), each dated January 27, 2003, that the transaction is fair to the Company and its stockholders from a financial point of view.

     A copy of the Securities Purchase Agreement, the Warrants, the Kirk Fairness Opinion, and the Soroban Fairness Opinion are attached as Exhibit 4.1, Exhibit 4.2, Exhibit 99.1, and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

     On February 7, 2003, the Company issued a press release announcing the consummation of the offering and other matters. In this regard, the Company also announced that (a) Douglas P. Fields, its Chief Executive Officer, and Frederick M. Friedman, its Executive Vice President and Chief Financial Officer, each agreed to revise their compensation arrangements with the Company for the fiscal year ending June 30, 2003 pursuant to which they have agreed to accept Common Stock in lieu of cash for a portion of their previously agreed to compensation, and (b) the Company opened a new distribution center in Lafayette, Louisiana and sold its distribution center in Birmingham, Alabama. A copy of the press release is attached as exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

     The foregoing description of the contents of the Securities
Purchase Agreement and the Warrants is qualified in its entirety by reference to Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K.




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Item 7.  Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits required by Item 601 of Regulation S-K

Exhibit No.    Description
-----------    -----------

   4.1 Securities Purchase Agreement, dated as of February 6, 2003, by and between Eagle Supply Group, Inc. and James E. Helzer.

   4.2 Warrant, dated February 6, 2003, issued by Eagle Supply Group, Inc. to James E. Helzer.

  99.1         Opinion of Robert T. Kirk, Financial Consultant.

  99.2         Opinion of Soroban, Inc.

  99.3         Press Release issued February 7, 2003.



     [Rest of Page Intentionally Blank.  Signature on following Page.]



















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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EAGLE SUPPLY GROUP, INC.



Date:  February 7, 2003           By:  /s/Douglas P. Fields
                                     -------------------------------
                                     Douglas P. Fields
                                     Chief Executive Officer



































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                               EXHIBIT INDEX
                               -------------

Exhibit No.    Description
-----------    -----------

   4.1 Securities Purchase Agreement, dated as of February 6, 2003, by and between Eagle Supply Group, Inc. and James E. Helzer.

   4.2 Warrant, dated February 6, 2003, issued by Eagle Supply Group, Inc. to James E. Helzer.

  99.1         Opinion of Robert T. Kirk, Financial Consultant.

  99.2         Opinion of Soroban, Inc.

  99.3         Press Release issued February 7, 2003.





























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